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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 8, 2007


                          SUN-TIMES MEDIA GROUP, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


         350 NORTH ORLEANS, 10-S
            CHICAGO, ILLINOIS                               60654
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:   (312) 321-2299
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                                 NOT APPLICABLE
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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

               On May 8, 2007, Sun-Times Media Group, Inc. (the "Company") reported its results of operations for the first quarter ended March 31, 2007. A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

      (d)

    EXHIBIT NO.         EXHIBIT
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    99.1                Press Release, dated May 8, 2007

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           SUN-TIMES MEDIA GROUP, INC.
                                               (Registrant)



Date:   May 10, 2007                     By:   /s/ James D. McDonough
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                                               Name:   James D. McDonough
                                               Title:  Vice President, General
                                                       Counsel and Secretary

                                 EXHIBIT INDEX

    EXHIBIT NO.         EXHIBIT
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    99.1                Press Release, dated May 8, 2007